Investment Portfolio	as of June 30, 2020 (Unaudited)

DWS CROCI® U.S. Fund

	Shares	Value ($)
Common Stocks 99.1%
Communication Services 11.8%
Diversified Telecommunication Services 4.8%
AT&T, Inc.	517,773	15,652,278
Verizon Communications, Inc.	274,698	15,144,100
		30,796,378
Media 7.0%
Comcast Corp. "A"	395,674	15,423,373
Discovery, Inc. "A"* (a)	708,876	14,957,284
Fox Corp. "A"	544,603	14,606,252
		44,986,909
Consumer Discretionary 5.6%
Auto Components 2.8%
BorgWarner, Inc.	511,474	18,055,032
Household Durables 2.8%
Garmin Ltd.	183,917	17,931,908
Consumer Staples 6.9%
Beverages 2.1%
Molson Coors Beverage Co. "B"	397,023	13,641,710
Food Products 2.3%
J M Smucker Co.	135,250	14,310,803
Tobacco 2.5%
Altria Group, Inc.	404,914	15,892,874
Financials 26.7%
Banks 18.5%
Citigroup, Inc.	334,650	17,100,615
Comerica, Inc.	456,134	17,378,705
Huntington Bancshares, Inc.	1,876,558	16,954,702
JPMorgan Chase & Co.	167,677	15,771,699
M&T Bank Corp.	163,009	16,948,046
U.S. Bancorp.	465,105	17,125,166
Zions Bancorp. NA	509,408	17,319,872
		118,598,805
Capital Markets 5.3%
Bank of New York Mellon Corp.	448,896	17,349,830
State Street Corp.	261,436	16,614,258
		33,964,088
Consumer Finance 2.9%
Synchrony Financial	843,152	18,684,248
Health Care 26.1%
Biotechnology 14.7%
AbbVie, Inc.	168,086	16,502,683
Alexion Pharmaceuticals, Inc.*	148,363	16,652,263
Amgen, Inc.	65,696	15,495,059
Biogen, Inc.*	48,681	13,024,602
Gilead Sciences, Inc.	205,632	15,821,326
Regeneron Pharmaceuticals, Inc.*	26,886	16,767,454
		94,263,387
Health Care Providers & Services 2.5%
McKesson Corp.	104,168	15,981,455
Pharmaceuticals 8.9%
Bristol-Myers Squibb Co.	241,649	14,208,961
Merck & Co., Inc.	192,404	14,878,601
Mylan NV*	938,573	15,092,254
Pfizer, Inc.	403,426	13,192,030
		57,371,846
Industrials 12.5%
Air Freight & Logistics 2.4%
CH Robinson Worldwide, Inc.	193,635	15,308,783
Building Products 2.7%
Johnson Controls International PLC	513,034	17,514,981
Machinery 5.1%
Cummins, Inc.	94,208	16,322,478
PACCAR, Inc.	217,232	16,259,815
		32,582,293
Professional Services 2.3%
ManpowerGroup, Inc.	213,794	14,698,338
Information Technology 9.5%
IT Services 7.2%
Amdocs Ltd.	242,171	14,743,370
Cognizant Technology Solutions Corp. "A"	286,829	16,297,624
International Business Machines Corp.	124,493	15,035,020
		46,076,014
Technology Hardware, Storage & Peripherals 2.3%
Hewlett Packard Enterprise Co.	1,515,262	14,743,499
Total Common Stocks (Cost $667,976,857)		635,403,351
Securities Lending Collateral 0.4%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.05% (b) (c) (Cost $2,467,290)	2,467,290	2,467,290
Cash Equivalents 0.9%
DWS Central Cash Management Government Fund, 0.12% (b) (Cost $5,754,453)	5,754,453	5,754,453
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $676,198,600)	100.4	643,625,094
Other Assets and Liabilities, Net	(0.4)	(2,267,131)
Net Assets	100.0	641,357,963

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

A summary of the Fund's transactions with affiliated investments during the period ended June 30, 2020 are as follows:

Value ($) at 9/30/2019	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 6/30/2020	Value ($) at 6/30/2020
Securities Lending Collateral 0.4%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.05% (b) (c)
—	2,467,290 (d)	—	—	—	9,635	—	2,467,290	2,467,290
Cash Equivalents 0.9%
DWS Central Cash Management Government Fund, 0.12% (b)
2,372,496	81,441,565	78,059,608	—	—	44,989	—	5,754,453	5,754,453
2,372,496	83,908,855	78,059,608	—	—	54,624	—	8,221,743	8,221,743

*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2020 amounted to $2,399,070, which is 0.4% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2020.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2020 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$635,403,351	$—	$—	$635,403,351
Short-Term Investments (e)	8,221,743	—	—	8,221,743
Total	$643,625,094	$—	$—	$643,625,094

(e)	See Investment Portfolio for additional detailed categorizations.